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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 =============

                                   FORM 8-K

                                 =============

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               October 19, 2000
                         ----------------------------
               Date of report (Date of earliest event reported)

                        ASSISTED LIVING CONCEPTS, INC.
            (exact name of registrant as specified in its charter)


         NEVADA                         1-13498                 93-1148702
----------------------------      --------------------     --------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
incorporation or organization)                            Identification Number)


         11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                (503) 252-6233
       _________________________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable
       _________________________________________________________________
        (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.


     On October 19, 2000, Assisted Living Concepts, Inc. (the "Company") announced that it had restructured its relationship with its founder and Chief Executive Officer, Keren Brown Wilson, PhD.

     A copy of the Company's press release dated October 19, 2000 has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99  Press Release, dated October 19, 2000.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASSISTED LIVING CONCEPTS, INC.



                                                  By: /s/ Sandra Campbell
                                                     ___________________________
                                                     Name:   Sandra Campbell
                                                     Title:  Secretary

Date: October 20, 2000
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                                 EXHIBIT INDEX

EXHIBIT NO.        DOCUMENT DESCRIPTION

   99              Press Release, dated October 19, 2000.